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                                                                     EXHIBIT 1-a


                                DILLARD'S, INC.

                                  SECURITIES

                    UNDERWRITING AGREEMENT BASIC PROVISIONS
                    ---------------------------------------

                                                                 _________, 1998



     1. Dillard's, Inc. (the "Company"), proposes to issue and sell from time to time debt securities ("Debt Securities"), shares of its Class A Common Stock, par value $.01 per share ("Class A Common Stock") and shares of its Additional Preferred Stock, par value $.01 per share ("Additional Preferred Stock") registered under the registration statement referred to in Section 2(a) ("Registered Securities"). If specified in a Terms Agreement referred to in
Section 3, the Company proposes to grant to the underwriters an option to purchase up to that amount of Registered Securities specified in such Terms Agreement (herein called the Option Securities). The Debt Securities will be issued under indentures (as they may be amended or supplemented from time to time, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of issue. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

          The Registered Securities (together with the Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement (other than in Sections 2(b), 6(f), 6(g) and 7 and the second sentence of Section 3) shall mean the Underwriters.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)  A registration statement on Form S-3 relating to
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     the Registered Securities and more particularly described in the applicable
     Terms Agreement relating to the Securities has been filed with the Securities and Exchange Commission (the "Commission") and has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. If any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Date" means the date as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission. Such registration statement, as amended at the Effective Date, including all material incorporated by reference therein and, if the date of the Terms Agreement is on or before the fifth business day after the Effective Date, including all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A under the Securities Act of 1933, as amended (the "Act"), is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Securities, as first filed pursuant to paragraph (1) or (4) of Rule 424(b) ("Rule 424(b)") under the Act or, if the date of the Terms Agreement is after the fifth business day after the Effective Date, pursuant to Rule 424(b)(2) or (5), as such form of prospectus may be supplemented as contemplated by Section 1 to reflect the terms of the Securities and the terms of offering thereof, including all documents incorporated by reference therein, is hereinafter referred to as the "Prospectus."

          (b) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b) and on the Closing Date, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives, if any, specifically for use therein.

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          (c)  The Indenture, if any, described in the Terms Agreement has been duly authorized and, when executed by the proper officers of the Company and delivered (assuming due execution and delivery thereof by the Trustee), will constitute the valid and legally binding instrument of the Company. The Debt Securities, if any, described in the Terms Agreement have been duly and validly authorized and will be, when validly executed, authenticated and delivered in accordance with the terms of the Indenture, issued and outstanding obligations of the Company entitled to the benefits of the Indenture. (ii) The Class A Common Stock and Additional Preferred Stock, if any, described in the Terms Agreement have been duly and validly authorized and when issued will be fully paid and non-assessable. (iii) No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein. (iv) The Securities conform to the description thereof in the Prospectus.

          (d) The Company has complied with all provisions of Section 1 of Laws of Florida, Chapter 92-198 Securities-Business with Cuba.

     3. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a written communication ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II (A) or (B) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below).

          Securities to be purchased by each Underwriter pursuant to the Terms Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Terms Agreement, all at the place and time and date specified in such Terms Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing (such time and date being referred to as the "Closing Date").

          If specified in a Terms Agreement, on the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company
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grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities, as shall be specified in the Terms Agreement, from the Company at the same price as the Underwriters shall pay for the Securities. Said option may be exercised only to cover over-allotments in the sale of the Securities by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by you to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Securities, as adjusted by you in such manner as you deem advisable to avoid fractional shares/units.

          If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are only to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

     4.   The Company agrees with each of the Underwriters of any Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Securities in a form approved by you and to file such Prospectus with the Commission (i) pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (A) the second business day following the
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     date of the Terms Agreement or (B) the fifth business day after the
     Effective Date, or (ii) if the date of the Terms Agreement is after the fifth business day after the Effective Date, pursuant to Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(5)) not later than the second business day following the date of a Terms Agreement; the Company will advise you promptly of any such filing pursuant to Rule 424(b); the Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may
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     from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the later of the effective date of the Registration Statement and the effective date of any post-effective amendment thereto, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158); and

          (e) Without the prior consent of the Representatives, the Company will not, (A) offer, sell, contract to sell or otherwise dispose of any shares of common stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire common stock for that period specified in the Terms Agreement, other than shares of common stock or options to purchase common stock granted under the Company's employee benefit plans and, (B) in the event of an offering of Debt Securities, for the period beginning from the date of the Terms Agreement for such Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Securities, as notified to the Company by the Representatives and (ii) the Closing Date for such Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Closing Date and which are substantially similar to such Securities.

     5. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other
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expenses in connection with the preparation, printing and filing of the
Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Terms Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     6. The obligations of the Underwriters of any Securities under the Terms Agreement relating to such Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Closing Date for such Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) of the Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Closing Date for such
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     Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Friday, Eldredge & Clark, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date for such Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this
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          clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates);

               (v) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

               (vi) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its subsidiaries which individually and in the aggregate is not material to the Company and its subsidiaries; and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vii) The Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;
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               (viii) The Debt Securities have been duly authorized, executed, issued and delivered by the Company and, upon payment and delivery in accordance with the Terms Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture; and the Securities, other than any Contract Securities, and the Indenture, if any, conform, and any Contract Securities, when so issued and delivered and sold will conform, to the descriptions thereof in the Prospectus as amended or supplemented;

               (ix) The Class A Common Stock and the Additional Preferred Stock, if any, described in the Terms Agreement have been duly and validly authorized and issued and are fully paid and non-assessable;

               (x) The Indenture, if any, has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general
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          applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and all taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Securities have been paid;

               (xi) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and the Terms Agreement with respect to the Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or such Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

               (xiii) The Registration Statement and the Prospectus as amended or supplemented and any further
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          amendments and supplements thereto made by the Company prior to the
          Closing Date for the Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; they have no reason to believe that the Registration Statement, as of the Effective Date (or, if an Annual Report on Form 10-K of the Company has been filed subsequent to the Effective Date and is deemed to be incorporated by reference therein, as of the date of filing of the most recent such Annual Report on Form 10-K), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including any document incorporated by reference therein) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

          (d) At the Closing Date for such Securities, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter dated such Closing Date to the effect set forth in Annex III hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;



          (e)  (i)    Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a
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     prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities or the Registered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (f) On or after the date of the Terms Agreement, there shall not have occurred (i) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or (ii) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, including any Representatives, materially impairs the investment quality of the Securities or the Registered Securities;

          (g) On or after the date of the Terms Agreement relating to the Securities there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material or adverse, if the effect of any such event specified in clauses (i) through (iv), singly or together with any other such event makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

          (h) The Company shall have furnished or caused to be furnished to the Representatives at the Closing Date for the Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

     7. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any related preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any related preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; provided further, that as to any related preliminary prospectus or preliminary prospectus supplement this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage or liability (or action in respect thereof) arising from the sale of the Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state any material fact in such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a preliminary prospectus, a preliminary prospectus supplement or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor.

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any related preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any related preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     8. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Terms Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Terms Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under the Terms Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Terms Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Terms Agreement relating to such Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 7 hereof, the representations and warranties in subsection (b) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement became effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     10. If any Terms Agreement shall be terminated pursuant to Section 8 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Securities covered by such Terms Agreement except as provided in Section 5 and Section 7 hereof; but, if for any other reason Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Securities except as provided in Section 5 and Section 7 hereof.

     11. In all dealings hereunder, the Representatives of the Underwriters of Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Terms Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Terms Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to Dillard's, Inc., 1600 Cantrell Road, Little Rock, Arkansas 72201, Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by registered mail to such Underwriter at the address set forth in the Terms Agreement.

     12. This Agreement and each Terms Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     13. Time shall be of the essence of each Terms Agreement. As used herein the term "business day" shall mean any day when the Commission's office in Washington, D.C. is normally open for business.

     14. This Agreement and each Terms Agreement shall be construed in accordance with the laws of the State of New York.

     15. This Agreement and each Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                              -------------------

                                                                         ANNEX I

(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on _______________ __, 19__*.)


                           DELAYED DELIVERY CONTRACT
                           -------------------------



                                                            [Insert date of
                                                            initial public
                                                            offering]


DILLARD'S, INC.
     c/o [Name and address
          of Underwriter[s]]

Gentlemen:

     The undersigned hereby agrees to purchase from DILLARD'S, INC. ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing,
                                                    -----------------------
insert---as of the date hereof, for delivery on __________________, 19__
------
("Delivery Date"),]


     [$] _______________________________

principal amount of the Company's [Insert title of securities] ("Securities"),
                                   --------------------------
offered by the Company's Prospectus dated __________________, 19__ and a Prospectus Supplement dated _________, 19__, relating thereto, receipt of copies of which is hereby acknowledged, at __% of the principal amount thereof plus accrued interest from __________________, 19__, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

  [If two or more delayed closings, insert the following:
  -----------------------------------------------------

     The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:


Delivery Date               Principal Amount
-------------               ----------------

________________________        [$]_____________


________________________        [$]_____________


------------------------
*/  Insert date which is third full business day prior to Closing Date under the
-
    Terms Agreement.

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

     Payment for the Securities that the undersigned has agreed to purchase for delivery on---the--each--Delivery Date shall be made to the Company or its order by wire transfer of immediately available funds to a bank account designated by the Company upon delivery to the undersigned of the Securities to be purchased by the undersigned---for delivery on such Delivery Date--in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than three full business days prior to--the---such-- Delivery Date.

     It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such-- Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

     Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                        Yours very truly,


                                                --------------------------------
                                                      (Name of purchaser)

                                                By _____________________________

                                                --------------------------------
                                                      (Title of Signatory)

                                                --------------------------------

                                                --------------------------------
                                                     (Address of Purchaser)



     Accepted, as of the above date,

     DILLARD'S, INC.

     By____________________________
       Name:
       Title:

                                                                    ANNEX II (A)



                                DILLARD'S, INC.
                                  ("Company")

                                Debt Securities

                                TERMS AGREEMENT
                                ---------------



                                                                           ,19__


Dillard's, Inc.
P.O. Box 486
Little Rock, Arkansas 72203
Attention:  Vice President and Treasurer

Dear Sirs:

     [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-___) ("Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated ________, 19__, between the Company and _______________, as Trustee, on the following terms:

  Title:  [  %] [Floating Rate] [Zero Coupon] [Notes] [Debentures]
  -----
Due ___

  Aggregate Principal Amount:  [$]
  --------------------------

  Interest:  [  % per annum, from            , 19  , payable semiannually on
  --------
and commencing              , 19  , to holders of record on the preceding
or
        , as the case may be.]

                      [Describe any deferral provisions]

  Maturity:     , 19  .
  --------

  Redemption:
  ----------

  [No provisions for redemption]


  [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the

  Company, in the amount of $       or
  an integral multiple thereof,       [on or after          ,        at the
  following redemption prices (expressed in percentages of principal
  amount).]  If [redeemed on or before       ,       %, and if] redeemed
  during the 12-month period beginning


                                                    REDEMPTION
           YEAR                                        PRICE
           ----                                     ----------



  and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

  [on any interest payment date falling in or after           ,              ,
  at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

  [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

  [Restriction on refunding]

  Sinking Fund:
  ------------

  [No sinking fund provisions]

  [The Securities are entitled to the benefit of a sinking fund to retire $
  principal amount of Securities on        in each of the years     through
  at 100% of their principal amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to
  retire an additional $          principal amount of Securities in the years
  through         at 100% of their principal amount plus accrued interest].

  [Other Terms]

  Delayed Delivery contracts:  [None.] [Delivery Date[s] shall be
  --------------------------                                         , 19  .
Underwriters' fee is   % of the principal amount of the Contract Securities.]

  Purchase Price:     % of the principal amount of the Securities, plus accrued
  --------------
interest from    to    [and accrued amortization, if any, from     to      ]

  Expected Reoffering Price:    % of the principal amount of the Securities,
  -------------------------
plus accrued interest from                to                       [and
accrued amortization, if any, from                to                       ]

  Closing Date:      A.M. on            , 19  , at
  ------------
_____________________ in New York
Federal (same-day) funds.

                [Name[s] and Address[es] of Representative[s]:]
                 --------------------------------------------



The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

           [If Securities are extendable debt Securities, insert ---

Extendable provisions:
---------------------

          Securities are repayable on        , [insert date and years], at the
     option of the holder, at their principal amount with accrued interest.
     Initial annual interest rate will be        %, and thereafter annual
     interest rate will be adjusted on         ,      and       to a rate not
     less than         % of the effective annual interest rate on U.S. Treasury
     obligations with          -year maturities as of the [insert date 15 days
     prior to maturity date] prior to such [insert maturity date].]

          [If Securities are Floating Rate debt Securities, insert--

Floating rate provisions:
------------------------

          Initial annual interest rate will be      % through             [and
     thereafter will be adjusted [monthly] [on each          ,             ,
     and              ] [to an annual rate of    % above the average rate for
                -year

     [month] [securities] [certificates of deposit] by      and      [insert
     names of banks].] [and the annual interest rate [thereafter] [from,
     through             ] will be the interest yield equivalent of the weekly
     average per annum market discount rate for      -month Treasury bills plus
     % of Interest Differential (the excess, if any, of (i) then current weekly
     average per annum secondary market yield for      -month certificates of
     deposit over (ii) then current interest yield equivalent of the weekly
     average per annum market discount rate for      -month Treasury bills);
     [from       and thereafter the rate will be the then current interest yield
     equivalent plus      % of Interest Differential ].]

          [If appropriate, insert--It is understood that we may, with your
           ----------------------
consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

          The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and
              ----------------------
agreements set forth in Section 8 ("Default of Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

          The Securities will be made available for checking and packaging at
the office of                   at least 24 hours prior to the Closing Date.

          [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

          [Please signify your acceptance of the aforegoing by return wire not
later than    P.M.    today.]


                         Very truly yours,


                         [Insert name(s) of Representatives
                         or Underwriters] [On behalf of-- themselves--itself--- and as
                         Representative[s] of the Several]
                         [As] Underwriters[s]

                         [By [Name of Representative]]

                              By______________________________
                                Name:
                                Title:

                                  SCHEDULE A



                                                        Principal
          Underwriter                                     Amount
          -----------                                   ---------





                                                        ---------
Total. . . . . . . . . . . . . . . . . . . . . .        [$]
                                                        =========

To:  [Insert name(s) of Representatives
           or Underwriters]
           As [Representative[s] of the Several]
               Underwriter[s],
             [c/o   [Name of Representative]]


  We accept the offer contained in your [letter] [wire], dated              , 19
, relating to [$]__________ principal amount of our [Insert title of
                                                     ---------------
Securities].  We also confirm that, to the best of our knowledge after
----------
reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 333-_____) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(1) or (4) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.


                                              Very truly yours,


                                              DILLARD'S, INC.


                                              By________________________________
                                                Name:
                                                Title:

                                                                    ANNEX II (B)

                                DILLARD'S, INC.
                                  ("Company")

                               Equity Securities

                                TERMS AGREEMENT
                                ---------------


                                                                           ,19__


Dillard's, Inc.
P.O. Box 486
Little Rock, Arkansas 72203
Attention:  Vice President and Treasurer

Dear Sirs:

     [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions filed as an exhibit to the Company's registration statement on Form S-3 (No. 333-___) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:


  Title:  [Class A Common Stock] [Additional Preferred Stock, Series ______]
  -----

  Number of Shares to be issued:  [______ shares]
  -----------------------------

  [For Additional Preferred Stock:

  Voting Rights:
  -------------

  Additional Preferred Stock Dividends:  [cash dividends of $  to $   per share
  ------------------------------------
payable quarterly in arrears on _____ __, ______ __, _______ __ and _______ __.]

  Optional Redemption:
  -------------------

  [No provisions for redemption]

  [The Securities may be redeemed, otherwise than through the sinking fund, in
  whole or in part at the option of the Company, in the amount of $       or
  an integral multiple thereof,       [on or after          ,        at the
  following redemption prices (expressed in percentages of principal
  amount).]  If [redeemed on or before       ,       %, and if] redeemed
  during the 12-month period beginning

                                             REDEMPTION
           YEAR                                 PRICE
           ----                              ----------


     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling in or after           ,           ,
     at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

     Mandatory Redemption/Sinking Fund:
     ---------------------------------

     [No sinking fund provisions]

     [The Securities are entitled to the benefit of a sinking fund to retire
     $              principal amount of Securities on        in each of the
     years     through       at 100% of their principal amount plus accrued
     interest] [, together with [cumulative] [noncumulative] redemptions at the
     option of the Company to retire an additional $          principal amount
     of Securities in the years          through         at 100% of their
     principal amount plus accrued interest].

     Liquidation Preference:  [$    per share plus     ].
     ----------------------

     Name of Exchange or Market:  [New York Stock Exchange] [NASDAQ National
     --------------------------
Market System] [American Stock Exchange]

     [Period Designated Pursuant to Section 4(e) of the Underwriting Agreement:
      -------------------------------------------------------------------------
______ days.]

     [Other Terms]

     Price to Public:  $________ per share
     ---------------

     Underwriting Discounts and Commission:
     -------------------------------------

     Proceeds to Company:
     -------------------

     Over-Allotment Option:
     ---------------------

     Closing Date:      A.M. on            , 19  , at
     ------------
_____________________ in New York
Federal (same-day) funds.

     Name of Transfer Agent and Registrar:
     ------------------------------------

     [Name[s] and Address[es] of Representative[s]:]]
      --------------------------------------------

     [For Class A Common Stock:

     Name of Exchange or Market:  [New York Stock Exchange] [NASDAQ National
     --------------------------
Market System] [American Stock Exchange]

     [Period Designated Pursuant to Section 4(e) of the Underwriting Agreement:
      ------------------------------------------------------------------------
______ days.]

     [Other Terms]

     Price to Public:  $________ per share
     ---------------

     Underwriting Discounts and Commission:
     -------------------------------------

     Proceeds to Company:
     -------------------

     Over-Allotment Option:
     ---------------------

     Closing Date:      A.M. on            , 19  , at
     ------------
_____________________ in New York
Federal (same-day) funds.

     Name of Transfer Agent and Registrar:
     ------------------------------------

     [Name[s] and Address[es] of Representative[s]:]]
      --------------------------------------------

The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     [If appropriate, insert--It is understood that we may, with your consent,
      ----------------------
amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

     The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and agreements
           ----------------------
set forth in Section 8 ("Default of Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

     The Securities will be made available for checking and packaging at the
office of                 at least 24 hours prior to the Closing Date.

     [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

     [Please signify your acceptance of the aforegoing by return wire not later
than    P.M.    today.]


                         Very truly yours,


                         [Insert name(s) of Representatives
                         or Underwriters] [On behalf of-- themselves--itself--- and as
                         Representative[s] of the Several]
                         [As] Underwriters[s]

                         [By [Name of Representative]]



                              By______________________________
                                Name:
                                Title:

                                  SCHEDULE A



                                                             Number of
  Underwriter                                                  Shares
  -----------                                                ---------



                                                             ---------
Total. . . . . . . . . . . . . . . . . . . . . .
                                                             =========

To:  [Insert name(s) of Representatives
           or Underwriters]
           As [Representative[s] of the Several]
               Underwriter[s],
             [c/o   [Name of Representative]]


     We accept the offer contained in your [letter] [wire], dated           ,
19  , relating to ____________ shares of our [Insert title of Securities] (the
                                              --------------------------
"Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement Basic Provisions filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 333-_____) (together with the Terms Agreement, the "Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(1) or (4) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.


                                              Very truly yours,


                                              DILLARD'S, INC.


                                              By________________________________
                                                Name:
                                                Title:

                                                                       ANNEX III



     Pursuant to Section 6 (d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net sales or income before income taxes or the total or per share amounts of consolidated net income or other items specified by the Representatives, any increases in the ratio of administrative and general expenses or interest expense to net sales, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Securities for purposes of the letter delivered at the Closing Date for such Securities.